Amendment No. 4 to
Master Supply Agreement

This Amendment No. 4 to Master Supply Agreement, is entered into as of January 4, 2021 (“Amendment 4 Effective Date”) by and between SunPower Corporation, a Delaware corporation with offices at 51 Rio Robles, San Jose, California 95134 (“SunPower”), and Enphase Energy, Inc., a Delaware corporation with offices at 47281 Bayside Parkway, Fremont, California 94538 (“Enphase”). Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the MSA. SunPower and Enphase are each referred to herein as a “Party” and together as the “Parties”.

WHEREAS, the Parties entered into to that certain Master Supply Agreement dated June 12, 2018, as previously amended by Amendment No. 1 dated December 10, 2018, Amendment No. 2 dated October 15, 2020, and Amendment No. 3 dated October 28, 2020, (the “Agreement”); and

WHEREAS, Attachment B to Amendment No. 3 (hereinafter “Attachment B”), contains missatements relating to SunPower’s purchase of Enphase IQ7PD-84-2-US microinverters; and

WHEREAS, the Parties wishes to amend and restate Attachment B to correct such misstatements.

NOW, THEREFORE, for adequate consideration, the receipt of which is hereby acknowledged, the Parties hereby agree as follows.

1.Amendment. Attachment B is stricken in its entirety and replaced by the Amended and Restated Attachment B, attached hereto and incorporated by reference.

2.Entire Agreement. Except as expressly set forth in this Amendment No. 4, the Agreement (as previously amended) will remain unmodified and in full force and effect.

3.Counterparts. This Amendment may be signed originally or by facsimile or other means of electronic transmission in any number of counterparts with the same effect as if the signatures to each counterpart were upon a single instrument. All counterparts will be deemed an original of this Amendment.

4.Integration. The Agreement, as expressly modified by this Amendment, contains the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements, understandings, offers, and negotiations, oral or written, with respect thereto.

5.Governing Law. This Amendment will be governed by and construed and enforced in accordance with the laws of the State of California without reference to its conflict of laws provisions.

IN WITNESS WHEREOF, the Parties have duly authorized and caused this Amendment to be executed as of the Amendment No. 4 Effective Date.

ENPHASE ENERGY, INC.	SUNPOWER CORPORATION

By: /S/ ERIC BRANDERIZ	By: /S/ KARRY KEAS

Name: Eric Branderiz	Name: Karry Keas

Title: Chief Financial Officer	Title: Director of Procurement

Date: January 12, 2021	Date: January 12, 2021